The Victory Portfolios

                                   Value Fund
                             Diversified Stock Fund
                                Stock Index Fund
                                   Growth Fund
                             Established Value Fund
                               Special Value Fund
                         Small Company Opportunity Fund
                               International Fund

                          Supplement dated May 29, 2003
                      To the Prospectus dated March 1, 2003

                    Reorganization of the International Fund

      At its meeting on May 21, 2003, the Board of Trustees of The Victory Portfolios (the "Trust") approved the merger of the International Fund, one of its series (the "Fund"), with Templeton Foreign Fund ("TFF"), a series of Templeton Funds, Inc., in a tax-free reorganization, subject to shareholder approval. Templeton Global Advisors Limited, an affiliate of Templeton Investment Counsel, LLC ("Templeton Counsel"), manages TFF. Templeton Counsel has served as investment sub-adviser to the International Fund since July 2002.

      Specifically, the Board approved a proposal to transfer all of the Fund's assets and liabilities to TFF, in exchange for shares of TFF. If the Fund's shareholders approve the proposal, they will receive shares of TFF, the total value of which is equal to the total value of their shares of the Fund on the date of the merger, after which the Fund will cease operations. Under the terms of the proposal, shareholders of the Fund would become shareholders of TFF. No sales charges would be imposed on the proposed transfer. The Trust expects to obtain an opinion of Fund counsel that the transaction will not result in gain or loss to Fund shareholders for federal income tax purposes.

      The Trust expects to convene a special meeting of the Fund's shareholders in August 2003. If the Fund's shareholders approve the proposed merger, the Trust anticipates that the merger will take place soon after that meeting. The Fund's shareholders will be sent more information about the proposed merger in proxy solicitation materials expected to be mailed in July 2003.

      Until the merger is completed, shares of the Fund will continue to be sold and reinvestment of dividends and distributions into shares of the Fund will continue for those shareholders who have elected this option. As always, however, the Fund reserves the right to further restrict sales of Fund shares. Shares purchased after the record date set for the special meeting of shareholders will not have the right to vote at the special meeting.

      The Fund's shareholders also may continue to redeem their Fund shares or exchange their shares for shares of other series of the Trust, as described in the Prospectus, before the closing of the proposed merger.

      Please insert this Supplement in the front of your Prospectus. If you want to obtain more information, please call the Victory Funds at 800-539-3863.



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